                                                                 April 17, 2000


To The Shareholder:


The Fund ended the Fiscal Year March 31, 2000 with a Net Asset Value of $20.39 per share. This represents an 8.2% decrease from $22.20 per share at the end of the March 31, 1999 Fiscal Year and a 2.5% increase from $19.90 per share at December 31, 1999. On March 31, 2000 the Fund's closing stock price on the New York Stock Exchange was $16.875 per share, representing an 17.2% discount to Net Asset Value.


The performance of the Fund is compared below to the average of the 18 other closed-end bond funds with which we have historically compared ourselves:


               Total Return-Percentage Change in Net Asset Value
                 Per Share with All Distributions Reinvested(1)
--------------------------------------------------------------------------------


                                10 Years        5 Years        2 Years        1 Year        Quarter
                               to 3/31/00     to 3/31/00     to 3/31/00     to 3/31/00     to 3/31/00
                              ------------   ------------   ------------   ------------   -----------
1838 Bond Fund(2)                130.19%       42.36%          3.36%         -1.50%           2.46%
Average of 18 Other
 Closed-End Bond Funds(2)        126.96%       38.00%          5.41%         0.44%            1.57%
Salomon Bros.Bond Index(3)       133.50%       43.56%          3.24%         -2.47%           2.41%

(1) - This is historical information and should not be construed as indicative of any likely future performance.

(2) - Source: Lipper Inc.

(3) - Comprised of long-term AAA and AA corporate bonds; series has been changed to include mortgage-backed securities.


The Federal Reserve Bank has raised the Federal Funds rate 0.25% five separate times since June 1999, most recently on March 21, 2000, to bring the rate to 6%. In recent months, long-term US Treasury bond yields have diverged from the general trend to higher interest rates. Benchmark 30-year Treasury bonds had a yield of 5.62% at the end of the previous fiscal year and rose as high as 6.75% in January 2000 before falling to 5.84% on March 31, 2000. Since January, the Treasury yield curve has inverted such that long-term yields have become lower than shorter yields, particularly between 10 and 30-year maturities. The use of budget surpluses to repurchase long-term debt, thereby reducing available supply, has been the primary catalyst for the divergence. Yields on other sectors, including Corporate and Mortgage bonds, did not match Treasury yield declines as factors including stock market volatility, temporary fears over Y2K, merger activity, broker/dealer liquidity and the inverted yield curve made investors demand relatively more yield compensation to purchase bonds in these other sectors. The Fund's total return performance was negatively impacted by its investment in longer-term corporate bonds during the past year. Conversely, the higher yield now offered by these bonds affords a more attractive reinvestment of any portfolio maturities and redemptions.


Looking forward, the Fund is still subject to the volatility in yield spreads. A return to tighter yield spreads will positively impact overall total return, while further widening will have the opposite effect. We do believe that the Federal Reserve will continue to raise interest rates, perhaps another 0.50% this calendar year, in response to the combination of the robust U.S. economy, tight labor markets and concerns about possible inflation in the face of rising energy prices. The Fund's portfolio remains sensitive to changes in bond prices as dictated by the overall direction on long-term interest rates.

The table below updates the portfolio quality of the Fund's assets compared to the end of the two prior fiscal years:
--------------------------------------------------------------------------------
            Percent of Total Investment (Standard & Poor's Ratings)
--------------------------------------------------------------------------------


                    U.S. Treasuries,
                       Agencies &                                                          B and        Not
  Period Ended         AAA Rated           AA           A           BBB          BB        Lower       Rated
----------------   -----------------   ---------   ----------   ----------   ---------   ---------   ---------
March 31, 2000         16.8%               3.5%      29.8%        44.6%         5.0%        0.0%        0.3%
March 31, 1999         16.9%               3.4%      29.2%        44.6%         5.3%        0.3%        0.3%
March 31, 1998         19.9%               0.0%      31.9%        44.0%         3.0%        0.9%        0.3%

Among current portfolio holdings, Calpine, Niagara Mohawk Power, EOP, HSBC America, Dell, Continental Cablevision and Worldcom were upgraded during the past year by one or both of the rating agencies followed by the Fund. Smurfit and Union Camp were downgraded while Ford was upgraded during the year, only to be downgraded during April 2000. Please refer to the Schedule of Investments in the financial statement for details on portfolio holdings.

On March 20, 2000 the Board of Directors declared a dividend payment of $0.3625 per share payable May 9, 2000 to shareholders of record on April 6, 2000.

We would like to remind shareholders of the opportunities presented by the Fund's dividend reinvestment plan as detailed in the Fund's prospectus and referred to inside the back cover of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing the purchase of shares at the lower of NAV or market price. This means that the reinvestment is at market price when the Fund is trading at a discount to Net Asset Value or at Net Asset Value per share when market trading is at a premium to that value. To participate in the plan, please contact EquiServe First Chicago, the Fund's Transfer Agent and Dividend Paying Agent, at 201-324-0498.

Shareholders should have received information concerning the ability to have dividend payments made through direct deposit and the availability of information regarding the Fund via EquiServe First Chicago's Internet website. Please contact EquiServe First Chicago, at the aforementioned telephone number if there are any questions about these services.




                                                  Sincerely,



                                                  /s/   John H. Donaldson
                                                  ------------------------------
                                                  John H. Donaldson, CFA
                                                  President

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of the 1838 Bond-Debenture Trading Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of 1838 Bond-Debenture Trading Fund (the "Fund") at March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP


1177 Avenue of the Americas
New York, New York 10036
April 27, 2000

SCHEDULE OF INVESTMENTS                                March 31, 2000



                                                                      Moody's/
                                                                     Standard &
                                                                       Poor's        Principal      Identified Cost        Value
                                                                       Rating     Amount (000's)        (Note 1)         (Note 1)
                                                                    -----------  ----------------  -----------------  -------------
LONG-TERM DEBT SECURITIES (95.66%)
ELECTRIC UTILITIES (9.69%)
Calpine Corp., 7.75%, 04/15/09 ...................................    Ba1/BB+         $   500         $    483,592     $    461,875
Cleveland Electric Illum., 1st Mtge., 9.00%, 07/01/23 ............    Ba1/BB+           1,800            1,662,876        1,832,879
CMS Energy Corp., 7.50%, 01/15/09 ................................     Ba3/BB           1,000            1,000,000          874,963
Hydro-Quebec, Gtd. Debs., 8.25%, 04/15/26 ........................     A2/A+            1,550            1,475,994        1,655,385
Midamerican Funding LLC, 6.927%, 03/01/29 ........................   Baa1/BBB+            500              500,000          433,922
Niagara Mohawk Power Co., 1st Mtge., 8.75%, 04/01/22 .............   Baa2/BBB+          1,000            1,028,220        1,011,119
Utilicorp United Inc., Sr. Notes, 8.27%, 11/15/21 ................    Baa3/BBB          1,000            1,090,000          990,261
                                                                                                      ------------     ------------
                                                                                                         7,240,682        7,260,404
                                                                                                      ------------     ------------
FINANCIAL (17.91%)
Citicorp Capital II, Capital Securities, 8.015%, 02/15/27 ........     Aa3/A            2,000            2,012,070        1,891,922
EOP Operating LP, Notes, 7.25%, 02/15/18 .........................   Baa1/BBB+          1,000              991,900          874,455
FBS Capital I, Capital Securities, 8.09%, 11/15/26 ...............    A1/BBB+           2,000            1,993,370        1,882,050
HSBC America Capital II, 8.38%, 5/15/27 ..........................     A1/A-            2,500            2,570,605        2,409,518
Liberty Property Trust, 7.50%, 01/15/18 ..........................   Baa3/BBB-          1,000              998,430          877,309
Penn Central Corp., Sub Notes, 10.625%, 04/15/00 .................    Baa3/BBB          1,000            1,150,640        1,000,368
Penn Central Corp., Sub Notes, 10.875%, 05/01/11 .................    Baa3/BBB          1,500            1,634,965        1,664,402
Royal Bank of Scotland, 8.817%, 03/31/49 .........................     A1/A-            1,000            1,000,000        1,019,439
Spieker Properties, 7.875%, 12/01/16 .............................    Baa2/BBB          1,000            1,001,830          931,831
United Dominion Realty Trust, 8.625%, 03/15/03 ...................    Baa2/BBB            500              499,380          499,777
West Deutsche LB, NY, 6.05%, 01/15/09 ............................    Aa1/AA+             400              398,988          357,386
                                                                                                      ------------     ------------
                                                                                                        14,252,178       13,408,457
                                                                                                      ------------     ------------
INDUSTRIAL & MISCELLANEOUS (35.18%)
Apache Corp., 7.70%, 03/15/26 ....................................   Baa1/BBB+            500              525,280          475,801
Dell Computer Corp., Sr. Debs, 7.10%, 04/15/28 ...................    A3/BBB+           1,500            1,503,520        1,393,745
Georgia-Pacific Corp., Debs., 9.625%, 03/15/22 ...................   Baa2/BBB-          1,000            1,059,240        1,006,679
Harcourt General Inc., Sr. Debs, 8.875%, 06/01/22 ................    Baa2/BBB          2,000            2,157,020        2,098,582
K N Energy Inc., Debs., 8.75%, 10/15/24 ..........................   Baa2/BBB-          1,150            1,263,799        1,155,868
Meritor Automotive Inc., 6.80%, 02/15/09 .........................    Baa2/BBB            500              465,740          422,116
News America Holdings Inc., Gtd. Sr. Debs., 10.125%, 10/15/12 ....   Baa3/BBB-          2,050            2,163,503        2,171,561
News America Holdings Inc., Notes, 7.90%, 12/01/95 ...............   Baa3/BBB-          1,400            1,298,624        1,218,505
NSTAR, Notes, 8.00%, 02/15/10 ....................................    A2/BBB+             500              497,965          512,456
Owens Corning, 7.70%, 05/01/08 ...................................   Baa3/BBB-            500              482,890          464,257
Phillip Morris Co., Inc., Debs., 7.75%, 01/15/27 .................      A2/A            3,000            3,007,020        2,576,136
Smurfit Capital Funding, Gtd. Debs., 7.50%, 11/20/25 .............   Baa2/BBB+          2,000            1,990,780        1,805,852
Texaco Capital Inc., Gtd. Debs., 7.50%, 03/01/43 .................     A1/A+            2,000            1,977,920        1,876,586
Time Warner Inc., Debs., 9.15%, 02/01/23 .........................    Baa3/BBB          3,000            3,159,700        3,332,373
Tricon Global Restaurant, Sr. Notes, 7.65%, 05/15/08 .............     Ba1/BB             500              498,875          478,954
TRW Inc., Sr. Notes, 9.375%, 04/15/21 ............................    Baa1/BBB            303              320,893          340,606
Tyco Int'l. Group SA, Yankee, 6.875%, 01/15/29 ...................    Baa1/A-             750              651,998          645,127
Union Camp Corp., 9.25%, 02/01/11 ................................    A3/BBB+           1,500            1,486,305        1,657,368
Western Atlas Inc., Debs., 8.55%, 06/15/24 .......................      A2/A            2,539            2,651,998        2,713,896
                                                                                                      ------------     ------------
                                                                                                        27,163,070       26,346,468
                                                                                                      ------------     ------------


   The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS--continued                     March 31, 2000



                                                              Moody's/
                                                             Standard &
                                                               Poor's        Principal      Identified Cost       Value
                                                               Rating     Amount (000's)        (Note 1)         (Note 1)
                                                            -----------  ----------------  -----------------  -------------
TELEPHONE & COMMUNICATIONS (9.11%)
Continental Cablevision, Sr. Debs., 9.50%, 08/01/13 ......    Baa2/BBB       $  1,000        $   1,120,000     $ 1,081,466
New York Telephone, Debs., 9.375%, 07/15/31 ..............     A2/A+            1,250            1,426,113       1,313,494
Sprint Capital Corp., 6.875%, 11/15/28 ...................   Baa1/BBB+          1,000              992,220         896,251
TCI Communications, Inc., Sr. Debs., 9.25%, 01/15/23 .....     A2/AA-           2,000            1,991,940       2,157,802
Worldcom, Inc., 6.95%, 08/15/28 ..........................     A3/A-            1,500            1,485,975       1,370,290
                                                                                             -------------     -----------
                                                                                                 7,016,248       6,819,303
                                                                                             -------------     -----------
TRANSPORTATION (8.73%)
AMR Corp., Debs., 10.00%, 04/15/21 .......................   Baa2/BBB-          2,000            2,148,940       2,266,126
Auburn Hills Trust, Gtd. Ctfs., 12.00%, 05/01/20 .........     A1/A+            1,000            1,000,000       1,465,640
Ford Holdings, Inc., Gtd. Debs., 9.375%, 03/01/20 ........     A1/A+            1,000            1,117,790       1,135,847
Ford Motor Co., Debs., 8.90%, 01/15/32 ...................     A1/A+            1,500            1,480,350       1,671,045
                                                                                             -------------     -----------
                                                                                                 5,747,080       6,538,658
                                                                                             -------------     -----------
MORTGAGE-BACKED SECURITIES (3.25%)
FNMA Pool #313411, 7.00%, 03/01/04 .......................     NR/NR              659              666,350         651,258
GNMA Pool # 780374, 7.50%, 12/15/23 ......................     NR/NR              463              459,524         461,895
GNMA Pool # 417239, 7.00%, 02/15/26 ......................     NR/NR            1,360            1,379,192       1,320,802
                                                                                             -------------     -----------
                                                                                                 2,505,066       2,433,955
                                                                                             -------------     -----------
TAXABLE MUNICIPAL BONDS (0.68%)
Greater Orlando Aviation Authority, 8.20%, 10/01/12 ......    Aaa/AAA             500              551,875         512,021
                                                                                             -------------     -----------
U.S. GOVERNMENT & AGENCIES (11.11%)
U.S. Treasury Bonds, 10.75%, 08/15/05 ....................     NR/NR            1,600            2,120,750       1,911,000
U.S. Treasury Notes, 6.875%, 05/15/06 ....................     NR/NR              500              501,875         513,594
U.S. Treasury Bonds, 7.875%, 02/15/21 ....................     NR/NR            3,900            4,051,031       4,670,250
U.S. Treasury Bonds, 8.125%, 08/15/21 ....................     NR/NR            1,000            1,016,406       1,229,063
                                                                                             -------------     -----------
                                                                                                 7,690,062       8,323,907
                                                                                             -------------     -----------
TOTAL LONG-TERM DEBT SECURITIES ..........................                                      72,166,261      71,643,173
                                                                                             -------------     -----------
COMMERCIAL PAPER (1.34%)
General Electric Capital Corp., 5.90%, 04/05/00 ..........    Aaa/AAA           1,000            1,000,000       1,000,000
                                                                                             -------------     -----------
                                                                             Shares
                                                                            --------
INVESTMENT COMPANIES (1.00%)
High Yield Plus Fund .....................................                     33,333              223,875         206,248
Republic U.S. Govt. Money Market Fund ....................                    539,385              539,385         539,385
                                                                                             -------------     -----------
                                                                                                   763,260         745,633
                                                                                             -------------     -----------
TOTAL INVESTMENTS (98.00%) ...............................                                   $  73,929,521*     73,388,806
                                                                                             =============
OTHER ASSETS AND LIABILITIES (2.00%) .....................                                                       1,503,458
                                                                                                               -----------
NET ASSETS (100.00%) .....................................                                                     $74,892,264
                                                                                                               ===========

* The cost for federal income tax purposes was $73,929,521. At March 31, 2000, net unrealized depreciation was $540,715. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $2,649,968 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $3,190,683.

Legend
Ctfs -- Certificates
Debs -- Debentures
Gtd -- Guaranteed
Sr -- Senior
Sub -- Subordinated



   The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2000


Assets:
   Investment in securities at value (identified cost $73,929,521) (Note 1)                    $ 73,388,806
   Interest receivable .....................................................                      1,574,841
   Dividends receivable ....................................................                          2,417
   Other assets ............................................................                          5,633
                                                                                               ------------
     TOTAL ASSETS ..........................................................                     74,971,697
                                                                                               ------------
Liabilities:
   Due to Advisor ..........................................................                         34,261
   Accrued expenses payable ................................................                         45,172
                                                                                               ------------
     TOTAL LIABILITIES .....................................................                         79,433
                                                                                               ------------
Net assets: (equivalent to $20.39 per share based on 3,673,258 shares
  of capital stock outstanding) ............................................                   $ 74,892,264
                                                                                               ============
NET ASSETS consisted of:
   Par value ...............................................................                   $  3,673,258
   Capital paid-in .........................................................                     72,405,142
   Undistributed net investment income .....................................                         35,032
   Accumulated net realized loss on investments ............................                       (680,453)
   Net unrealized depreciation on investments ..............................                       (540,715)
                                                                                               ------------
                                                                                               $ 74,892,264
                                                                                               ============


STATEMENT OF OPERATIONS
For the year ended March 31, 2000
Investment Income:
   Interest ...............................................................                    $   5,994,966
   Dividends ..............................................................                           82,832
                                                                                               -------------
     Total Investment Income ..............................................                        6,077,798
                                                                                               -------------
Expenses:
   Investment advisory fees (Note 4) ......................................    $  428,897
   Transfer agent fees ....................................................        43,338
   NYSE fee ...............................................................        32,340
   Directors' fees ........................................................        27,000
   Audit fees .............................................................        25,000
   State and local taxes ..................................................        23,234
   Legal fees and expenses ................................................        25,129
   Reports to shareholders ................................................        27,304
   Custodian fees .........................................................         6,548
   Miscellaneous ..........................................................        35,052
                                                                               ----------
     Total Expenses .......................................................                          673,842
                                                                                               -------------
        Net Investment Income .............................................                        5,403,956
                                                                                               -------------
Realized and unrealized gain (loss) on investments (Note 1):
   Net realized loss from security transactions ...........................                         (614,780)
                                                                                               -------------
   Unrealized appreciation (depreciation) of investments:
     Beginning of year ....................................................     5,525,189
     End of year ..........................................................      (540,715)
                                                                               ----------
        Change in unrealized appreciation (depreciation) of investments ...                       (6,065,904)
                                                                                               -------------
          Net realized and unrealized loss of investments .................                       (6,680,684)
                                                                                               -------------
          Net decrease in net assets resulting from operations ............                    $  (1,276,728)
                                                                                               =============

   The accompanying notes are an integral part of these financial statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    Year ended         Year ended
                                                                                  March 31, 2000     March 31, 1999
                                                                                 ----------------   ---------------
Increase (decrease) in net assets:
Operations:
 Net investment income .......................................................     $  5,403,956      $  5,560,689
 Net realized gain (loss) from security transactions (Note 2) ................         (614,780)          340,192
 Change in unrealized appreciation (depreciation) of investments .............       (6,065,904)       (1,825,507)
                                                                                   ------------      ------------
   Net increase (decrease) in net assets resulting from operations ...........       (1,276,728)        4,075,374
                                                                                   ------------      ------------

Dividends to shareholders from net investment income .........................       (5,390,506)       (5,472,586)
Distributions to shareholders from net realized gain .........................               --          (422,993)
                                                                                   ------------      ------------
                                                                                     (5,390,506)       (5,895,579)
                                                                                   ------------      ------------
 Decrease in net assets ......................................................       (6,667,234)       (1,820,205)

Net Assets:
 Beginning of year ...........................................................       81,559,498        83,379,703
                                                                                   ------------      ------------
 End of year (including undistributed net investment income of $35,032 and
   $8,096, respectively)......................................................     $ 74,892,264      $ 81,559,498
                                                                                   ============      ============


   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.


                                                                                Year Ended March 31,
                                                      ------------------------------------------------------------------------
                                                          2000           1999           1998           1997           1996
                                                      ------------   ------------   ------------   ------------   ------------
Per Share Operating Performance
Net asset value, beginning of year ................     $  22.20      $  22.70       $  20.61       $  21.15       $  20.64
                                                        --------      --------       --------       --------       --------
 Net investment income ............................         1.47          1.52           1.51           1.51           1.58
 Net realized and unrealized gain (loss) on
   investments ....................................        (1.81)        (0.41)          2.11          (0.49)          0.61
                                                        --------      ---------      --------       ---------      --------
Total from investment operations ..................        (0.34)         1.11           3.62           1.02           2.19
                                                        --------      ---------      --------       ---------      --------
Less distributions
 Dividends from net investment income .............        (1.47)        (1.48)         (1.51)         (1.51)         (1.58)
 Dividends in excess of net investment
   income .........................................         0.00          0.00          (0.02)         (0.02)          0.00
 Distributions from net realized gain .............         0.00         (0.13)          0.00           0.00          (0.06)
 Distributions from tax return of capital .........         0.00          0.00           0.00          (0.03)         (0.04)
                                                        --------      ---------      ---------      ---------      ---------
Total distributions ...............................        (1.47)        (1.61)         (1.53)         (1.56)         (1.68)
                                                        --------      ---------      ---------      ---------      ---------
Net asset value, end of year ......................     $  20.39      $  22.20       $  22.70       $  20.61       $  21.15
                                                        ========      =========      =========      =========      =========
Per share market price, end of year ...............     $  16.88      $  20.69       $  20.81       $  19.75       $  21.25
                                                        ========      =========      =========      =========      =========
Total Investment Return
 Based on market value ............................       (11.67)%        7.28%         13.11%          0.28%         13.91%
Ratios/Supplemental Data
Net assets, end of year (in 000's) ................     $ 74,892      $ 81,559      $  83,380      $  75,721      $  77,581
 Ratio of expenses to average net assets ..........         0.88%         0.77%          0.85%          0.87%          0.86%
 Ratio of net investment income to average net
   assets .........................................         7.09%         6.70%          6.89%          7.27%          7.37%
 Portfolio turnover rate ..........................        10.21%        17.89%         18.88%         32.83%         43.25%
Number of shares outstanding at the end of the
 year (in 000's) ..................................        3,673         3,673          3,673          3,673          3,668

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1 -- Significant Accounting Policies -- The 1838 Bond-Debenture Trading Fund ("the Fund"), a Delaware Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation -- In valuing the Fund's net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. Prices for securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, normally are supplied by independent pricing services. Securities for which market quotations are not readily available will be valued at their respective fair values as determined in good faith by, or under procedures established by the Board of Directors. At March 31, 2000 there were no securities valued by the Board of Directors.

   At March 31, 2000, the Fund had invested 35.18% of its portfolio in long-term debt obligations of issuers engaged in industrial and other miscellaneous activities. The issuers' ability to meet these obligations may be affected by economic developments in their respective industries.

B. Determination of Gains or Losses on Sale of Securities -- Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

C. Federal Income Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. As of March 31, 2000, the Fund had a tax basis capital loss carryover of approximately $159,409 available to offset future capital gains, if any, until fully utilized or until its expiration on March 31, 2008, whichever occurs first. Under the current tax law, capital losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2000, the Fund elected to defer losses occurring between November 1, 1999 and March 31, 2000 in the amount of $521,044.

D. Other -- Security transactions are accounted for on the date the securities are purchased or sold. The Fund records interest income on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The Fund does not amortize market premium or accrete market discount.

E. Distributions to Shareholders -- Distributions of net investment income will be made quarterly. Distributions of net capital gains realized will be made annually. Income distributions and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments in market discount and mortgage backed securities.

F. Use of Estimates in the Preparation of Financial Statements -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 -- Portfolio Transactions -- The following is a summary of the security transactions, other than short-term investments, for the year ended March 31, 2000:


                                                                    Proceeds
                                                     Cost of       from Sales
                                                    Purchases     or Maturities
                                                  ------------   --------------
          U.S. Government Securities ..........    $  501,875      $  987,175
          Other Investment Securities .........     7,059,141       7,447,499


Note 3 -- Capital Stock -- At March 31, 2000, there were 10,000,000 shares of capital stock ($1.00 par value) authorized, with 3,673,258 shares issued and outstanding.

Note 4 -- Investment Advisory Contract and Payments to Affiliated Persons -- Under the terms of the current contract with 1838 Investment Advisors, Inc. (the "Advisor"), a wholly-owned subsidiary of MBIA, Inc., advisory fees are paid monthly to the Advisor at an annual rate of 5/8 of 1% on the first $40 million of the Fund's month end net assets and 1/2 of 1% on the excess.

MBIA Municipal Investors Services Corporation, a direct, wholly-owned subsidiary of MBIA, Inc., provides accounting services to the Fund and is compensated for these services by the Advisor.

Certain directors and officers of the Fund are also directors, officers and/or employees of the Advisor. None of the directors so affiliated receives compensation for services as a director of the Fund. Similarly, none of the Fund's officers receive compensation from the Fund.

Note 5 -- Dividend and Distribution Reinvestment -- In accordance with the terms of the Automatic Dividend Investment Plan, for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the year ended March 31, 2000, the Fund issued no shares under this Plan.

--------------------------------------------------------------------------------
                HOW TO ENROLL IN THE DIVIDEND REINVESTMENT PLAN

        1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions which all shareholders of record are eligible to join. The method by which shares are obtained is explained on page 11. The Fund has appointed Equiserve, First Chicago Trust Division, to act as the Agent of each shareholder electing to participate in the plan. Information and application forms are available from Equiserve, First Chicago Trust Division, P.O. Box 2500, Jersey City, New Jersey 07303-2500.
                            (Unaudited Information)

DIVIDEND REINVESTMENT PLAN (Unaudited)

1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions (the "Plan") pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. Equiserve, First Chicago Trust Division, acts as the agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from Equiserve, First Chicago Trust Division, P.O. Box 2500, Jersey City, New Jersey, 07303-2500.


             HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS
       Contact Your Transfer Agent, Equiserve, First Chicago Trust Division, P.O. Box 2500, Jersey City, New Jersey 07303-2500, or call 201-324-0498

                                   DIRECTORS
                                ---------------
                                W. THACHER BROWN
                              JOHN GILRAY CHRISTY
                               MORRIS LLOYD, JR.
                               J. LAWRENCE SHANE

                                    OFFICERS
                                ---------------
                               JOHN H. DONALDSON
                                   PRESIDENT
                               ANNA M. BENCROWSKY
                                 VICE PRESIDENT
                                 AND SECRETARY
                               CLIFFORD D. CORSO
                                 VICE PRESIDENT

                               INVESTMENT ADVISOR
                                ---------------
                         1838 INVESTMENT ADVISORS, INC.
                    FIVE RADNOR CORPORATE CENTER, SUITE 320
                              100 MATSONFORD ROAD
                                RADNOR, PA 19087

                                   CUSTODIAN
                                ---------------
                                 HSBC BANK USA
                                452 FIFTH AVENUE
                               NEW YORK, NY 10018

                                 TRANSFER AGENT
                                ---------------
                    EQUISERVE, FIRST CHICAGO TRUST DIVISION
                                 P.O. BOX 2500
                           JERSEY CITY, NJ 07303-2500

                                    COUNSEL
                                ---------------
                              PEPPER HAMILTON LLP
                             3000 TWO LOGAN SQUARE
                           EIGHTEENTH & ARCH STREETS
                             PHILADELPHIA, PA 19103

                                    AUDITORS
                                ---------------
                           PRICEWATERHOUSECOOPERS LLP
                          1177 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10036

                                      1838

                          BOND--DEBENTURE TRADING FUND

                                ---------------

                         FIVE RADNOR CORPORATE CENTER,
                                   SUITE 320
                              100 MATSONFORD ROAD
                                RADNOR, PA 19087


                                     [LOGO]

                                 ANNUAL REPORT
                                 MARCH 31, 2000